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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 30, 1997
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                             Davin Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         33-18521-NY                                     11-2854355
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   (Commission File Number)                   (IRS Employer Identification No.)



8/F Casey Ind. Bldg., 18 Bedford Rd., Taikoktsui, Kawloon, Hong Kong
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (852) 2396-0147
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           Exhibit Index is on page __ of the manually executed copy.











                               Page 1 of ___ pages


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ITEM 6.       CHANGE IN FISCAL YEAR.
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              On December 31, 1997, the Board of Directors of the Registrant
determined to change its fiscal year end from its current fiscal year end of March 31 to December 31. The Registrant will file a report covering the transition period on Form 10-KSB.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 14, 1998                        DAVIN ENTERPRISES, INC.



                                                 By:   /s/Carl Tong Ka Wing
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                                                       Carl Tong Ka Wing
                                                       President

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